EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT
----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS
----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------
JUDGE: BARBARA J. HOUSER
----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                       CHIEF FINANCIAL OFFICER
----------------------------------------             ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

DREW KEITH                                                   1/22/01
----------------------------------------             ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
----------------------------------------             ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

KEVIN K. CRAIG                                               1/22/01
----------------------------------------             ---------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT
---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-1
---------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

----------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE               MONTH                MONTH                 MONTH
                                                              ------------------------------------------------------------------
ASSETS                                          AMOUNT                OCTOBER, 2000       NOVEMBER, 2000         DECEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                   $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                     $0            $2,947,700           $2,716,406             $1,167,478
--------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                          $0            $2,947,700           $2,716,406             $1,167,478
--------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                           $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                           $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                    $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                    $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                       ($33,904,344)         ($24,964,884)        ($23,506,678)          ($19,974,684)
--------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                      ($33,904,344)         ($22,017,184)        ($20,790,272)          ($18,807,206)
--------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                $81,907,719           $75,663,394          $75,028,395            $75,028,395
--------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                   $33,669,772           $32,781,592          $33,514,174            $33,962,960
--------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                  $48,237,946           $42,881,802          $41,514,221            $41,065,435
--------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                   $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                          $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                 $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                               $14,333,602           $20,864,618          $20,723,949            $22,258,229
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                          $0               $2,362                 $2,362
--------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                             $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                             $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                         $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                              $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                               $2,290,464           $2,233,252             $2,860,112
--------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                       $2,290,464           $2,235,614             $2,862,474
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                $2,811,382                $8,791               $8,791                     $0
--------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                       $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                      $0                    $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                         $1,300,001            $2,412,345           $2,412,345             $2,399,516
--------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES               $4,111,383            $2,421,136           $2,421,136             $2,399,516
--------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                           $4,111,383            $4,711,600           $4,656,750             $5,261,990
--------------------------------------------------------------------------------------------------------------------------------
                     EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                          $0           $12,789,185          $12,789,185            $12,789,185
--------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                  $3,363,833           $3,278,014             $4,207,054
--------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                                      $0                   $0                     $0
--------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                        $0           $16,153,018          $16,067,199            $16,996,239
--------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                              $4,111,383           $20,864,618          $20,723,949            $22,258,229
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-2
---------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

--------------------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                MONTH                 MONTH
                                                  ----------------------------------------------------------------    QUARTER
REVENUES                                            OCTOBER, 2000        NOVEMBER, 2000        DECEMBER, 2000          TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                   $1,161,652              $969,000              $969,000          $3,099,652
----------------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                      $1,161,652              $969,000              $969,000          $3,099,652
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                 $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                             $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                          $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                 $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                     $1,161,652              $969,000              $969,000          $3,099,652
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                           $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                      $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                 $0                $2,362                $7,514              $9,876
----------------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                             $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                      $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                 $0                $2,362                $7,514              $9,876
----------------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                 $1,161,652              $966,638              $961,486          $3,089,776
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                   ($17,260)             ($15,453)              ($9,412)           ($42,125)
----------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                        $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                         $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                           $514,178              $878,375              $448,787          $1,841,340
----------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                             $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                             ($1,668,013)                   $0              ($21,620)        ($1,689,633)
----------------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                     ($1,171,095)             $862,922              $417,755            $109,582
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                  $346,151              $246,747           ($1,012,168)          ($419,270)
----------------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                        $0                    $0                $7,500              $7,500
----------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0                    $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                      $346,151              $246,747           ($1,004,668)          ($411,770)
----------------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                         $794,638              ($57,212)             $619,360          $1,356,786
----------------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                $1,191,958              ($85,819)             $929,039          $2,035,178
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-3
----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                 MONTH                MONTH              QUARTER
                                             ----------------------------------------------------------------
DISBURSEMENTS                                       OCTOBER, 2000        NOVEMBER, 2000       DECEMBER, 2000       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                        $3,276,591            $2,947,700           $2,716,406         $3,276,591
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                               $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                              $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                             $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                 $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                           $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                           $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                 $17,260               $15,453               $9,412            $42,125
--------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                        $17,260               $15,453               $9,412            $42,125
--------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                      $17,260               $15,453               $9,412            $42,125
--------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                             $3,293,851            $2,963,153           $2,725,818         $3,318,716
--------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                              $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                       $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                            $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                      $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                         $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                   $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                            $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                    $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                 $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                              $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                      $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                            $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                  $346,151              $246,747           $1,558,340         $2,151,238
--------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                        $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                      $0                    $0                   $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                      $346,151              $246,747           $1,558,340         $2,151,238
--------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                $346,151              $246,747           $1,558,340         $2,151,238
--------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                     ($328,891)            ($231,294)         ($1,548,928)       ($2,109,113)
--------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                              $2,947,700            $2,716,406           $1,167,478         $1,167,478
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-4
----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE             MONTH                 MONTH                 MONTH
                                                               -------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT              OCTOBER, 2000        NOVEMBER, 2000         DECEMBER, 2000
----------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                 $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                  $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                            $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                      $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                            $0                    $0                    $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                  MONTH: DECEMBER, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                        0-30            31-60               61-90                  91+
TAXES PAYABLE                           DAYS             DAYS               DAYS                  DAYS                  TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                            $0               $0                    $0                    $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
2.     STATE                              $0               $0                    $0                    $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                              $0               $0                    $0                    $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                $0               $0                    $0                    $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                $0               $0                    $0                    $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                   $0           $2,362                    $0                    $0                 $2,362
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                              MONTH: DECEMBER, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                              BEGINNING            AMOUNT                                       ENDING
                                                 TAX            WITHHELD AND/            AMOUNT                  TAX
FEDERAL                                       LIABILITY*         0R ACCRUED               PAID                LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                     $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                   $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                   $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                      $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                            $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                               $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                               $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                       $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                             $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                            $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                      $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                     $0                $9,876                $7,514                 $2,362
-------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                 $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                               $0                    $0                    $0                     $0
-------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                               $0                $9,876                $7,514                 $2,362
-------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       $0                $9,876                $7,514                 $2,362
-------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-5
---------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH: DECEMBER, 2000
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                                             Account #1         Account #2         Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A.     BANK:
-------------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                                                                                 TOTAL
-------------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):
-----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                         $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                                   $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                       $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                            $0                                                    $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                        $0                $0                  $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF            TYPE OF           PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                                   PURCHASE          INSTRUMENT            PRICE             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.     BANK ONE TRUST (ESCROW) 6801456800*                     1/3/00        MONEY MARKET               $3,625,000              $0
-----------------------------------------------------------------------------------------------------------------------------------
8.     HSBC Bank USA (ESCROW) #10-876110                       6/19/00       MONEY MARKET               $3,560,463      $1,167,478
-----------------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                                $1,167,478
-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                         $0
-----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                        $1,167,478
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-6
---------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

                                                        MONTH: DECEMBER, 2000

----------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
                                    INSIDERS
-------------------------------------------------------------------------------
                                         TYPE OF          AMOUNT   TOTAL PAID
          NAME                           PAYMENT           PAID     TO DATE
-------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                                 $0         $0
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                   TOTAL
                                    ORDER AUTHORIZING             AMOUNT         AMOUNT          TOTAL PAID          INCURRED
            NAME                         PAYMENT                 APPROVED         PAID            TO DATE           & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                    $0               $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED       AMOUNTS
                                                                 MONTHLY          PAID             TOTAL
                                                                 PAYMENTS        DURING            UNPAID
                       NAME OF CREDITOR                            DUE           MONTH          POSTPETITION
----------------------------------------------------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)                                          $0               $0                 $0
----------------------------------------------------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)                                             $0               $0                 $0
----------------------------------------------------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)                                             $0               $0                 $0
----------------------------------------------------------------------------------------------------------------
4.                                                                                                           $0
----------------------------------------------------------------------------------------------------------------
5.                                                                                                           $0
----------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                               $0               $0                 $0
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-7
---------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

                                                        MONTH:  DECEMBER, 2000

-----------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                   X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                     X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                          X
      LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                         X
      THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                               X
      DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   X
------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                             X
      PAST DUE?
------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               X
------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     X
------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                 X
      DELINQUENT?
------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                X
      REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                X
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a)  Release of aircraft N112PS with write-off to Gain/Loss account of previously expensed interests
------------------------------------------------------------------------------------------------------------
b) $1,558,340 Disbursement to Successor Trustee of (HSBC-Escrow) account for
Professional Fees (transfer expense to KH Inc & KH Int'l)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

-----------------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                             X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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
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                             INSTALLMENT PAYMENTS
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         TYPE OF                                                                        PAYMENT AMOUNT
         POLICY               CARRIER                     PERIOD COVERED                  & FREQUENCY
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      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-ATTACHMENT
---------------------------------
CASE NUMBER: 400-42148-BJH-11
---------------------------------
                                                        MONTH:  DECEMBER, 2000

 MOR #        ITEM #    LIST OR EXPLANATION

1 - BS          8       a) $50,000 Deposit for Retainer & Legal Fees from Bank
                           One Trust to Lessor's Counsel
                        b) ($20,024,684) Intercompany Cummulative
                           Receivable/Payable Credit Balance

1 - BS          22      a) $55,410 Accrued Accounts Payable (Post-petition)
                        a) $2,804,702 Accrued Federal Income Taxes
                           (Post-petition)

1 - BS          27      a) $2,399,516 Accrued Taxes Payable (Pre-petition)

2 - IS          16      a) $9,412 Interest Income (from HSBC -Escrow account)

2 - IS          21      a) $21,620 Gain on Release of A/C N112PS (Interest
                           Expense written off)

3 - CF          8       a) $15,453 Interest Income (from HSBC -Escrow account)


4 - AP          T6      a) Federal Income Taxes are now shown as Other Accrued
                           Liabilities (due to deferred tax credits)

7 - QA          2       a) $1,558,340 Disbursement to Successor Trustee of
                           (HSBC-Escrow) account for Professional Fees
                        b) $1,012,168 Previously Reported, Transferred to KH Inc
                           (Case # 400-42141-BJH-11) & KH Int'l (Case #
                           400-42144-BJH -11) Expense

---------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                           FOOTNOTES SUPPLEMENT
---------------------------------
CASE NUMBER: 400-42148-BJH-11                               ACCRUAL BASIS
---------------------------------

                                              MONTH: DECEMBER, 2000

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  ACCRUAL BASIS        LINE
   FORM NUMBER        NUMBER                                FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       7                3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------